UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008 [April 22, 2008]

SUN WORLD PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52365

20-4395271

(State of other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.

 1530 9th Ave S.E., Calgary, Alberta T3C 1E3

(Address of principal executive offices)               (Zip Code)

(403) 850-4120

Registrant’s telephone number, including area code

1601 - 14 Street SW., Calgary, Alberta T3C 1E3

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations, our ability to develop brand recognition with resellers and consumers, develop our current and future products, increase sales and our estimates of cash expenditures for the next 12 months.  In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” on page 7 of this current report, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us”, the “Company” and “Sun World” refer to Sun World Partners Inc. and its Subsidiaries.

Because we have acquired all of the common stock of H Pay Card Inc., we are now engaged in the business of the development, distribution, marketing and sale of health payment processing systems and services.  We have abandoned our previous business of importing and selling home furnishings in Canada, predominately Mexican furniture and accessories.  Due to the fact that Sun World Partners, Inc. was not a shell corporation at the time of the transaction we have no requirement to provide the information required by Form 10-K,, however we have included in this Current Report on Form 8-K, certain of the  information that would be required if we were filing a general form for registration of securities on Form 10-K, save for any financial information which will be provided as required within 71 days from the date of closing of the transaction, so as to provide as complete information as we can on the ongoing business of the Company.  For further details on our business please see the section entitled “Description of Our Business” beginning on page 3 of this current report.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 30, 2008, Sun World Partners Inc. (“we”, “us”, “our” or “Sun World”) finalized the execution of an acquisition agreement dated April 22, 2008 (the “Acquisition Agreement”) between Sun World, H Pay Card Inc.(“H Pay”), Tiempo de Mexico Ltd. (“Tiempo”), Kimberley Coonfer (“Coonfer”), Caribbean Overseas Investments Ltd. (“Caribbean”) and the stockholders of H Pay (the “H Pay Stockholders”).  Under the terms of the Acquisition Agreement, we acquired all of the issued and outstanding shares of H Pay resulting in H Pay becoming a direct, wholly-owned subsidiary of Sun World.  Upon the acquisition of H Pay by Sun World, we issued the shareholders of H Pay an aggregate of 12,000,000 shares of the common stock of Sun World.  Pursuant to the terms of  the Acquisition Agreement all of the issued and outstanding shares of our subsidiary, Tiempo (the “Tiempo Shares”) were transferred to Coonfer and Caribbean in exchange for the  return to treasury of a total of 5,000,000 common shares of Sun World (the “Cancellation Shares”).  The Cancellation Shares were exchanged for the Tiempo Shares and $100,000 of the inter-company debt between Tiempo and Sun World was written off on the books of Tiempo and Sun World, and Tiempo provided a promissory note for the remaining intercompany debt between Tiempo and Sun World in the amount of $49,218.

Tiempo is no longer a subsidiary of Sun World and   H Pay is a wholly owned subsidiary of Sun World and H Pay Stockholders received an aggregate of 12,000,000 shares of Sun World’s common stock representing 78.7% of the issued and outstanding shares of the Company.  The closing of this transaction effected a change in control of Sun World.

Tom Zapatinas, an Officer and Director of Sun World Partners, Inc., is also an Officer and Director of H Pay Card Inc.  He disclosed such information and interest in this transaction to the Board of Directors prior to the conclusion of this transaction.

Kimberley Coonfer, a Director of Sun World Partners, Inc. is also an Officer and Director of Tiempo de Mexico Ltd. and she is now the major shareholder of Tiempo de Mexico Ltd.  She disclosed such information and interest in this transaction to the Board of Directors prior to conclusion of this transaction.

As the acquisition of H Pay is now concluded, we are now engaged in the business of the development, distribution, marketing and sale of health care payment processing services and products.  See “Description of Business”, below.

The summary of the foregoing is qualified in its entirety by reference to the Acquisition Agreement, filed by reference as an exhibit to our Form 8-K filed with the SEC on May 16, 2008.

FORM 10-K INFORMATION

DESCRIPTION OF BUSINESS

Sun World Partners Inc.

We were incorporated in the State of Nevada on April 3, 2000.  Prior to the acquisition of H Pay, we were in the business of retailing furniture and accessories through our wholly owned subsidiary, Tiempo de Mexico Ltd.  Pursuant to the acquisition agreement with H Pay we have divested our interests in Tiempo and we have acquired all of the issued and outstanding shares of H Pay and will pursue the business of H Pay consisting of the development, distribution, marketing and sale of health care payment processing services and products.

H Pay Card Inc.

Prior to the acquisition of H Pay, H Pay was a private Corporation incorporated pursuant to the laws of the Province of Alberta on January 28, 2008.  Since inception of H Pay, its business objective has been the development, distribution, marketing and sale of health care payment processing services and products.  H Pay is in the process of developing an online access system creating a health savings account that allows card payments and processing services to third-party administrators, insurance companies and others.

Description of Health Pay Card (“HP Card”)

H Pay Card Inc. is a development stage company.  H Pay’s objective is to be the preferred provider of innovative payment issuing and processing services to corporate and governments around the world.  H Pay’s plans are to deliver affordable, accessible and contemporary payment processing services that integrate into the Interac and various credit card financial networks in North America.  H Pay plans to provide an online account management service to assist individual accountholders with real-time payments and funding of health-related expenses and benefits under what is commonly known by insurance companies as a Health Care Spending Account (“HCSA”).  An HCSA can operate like a bank account; plan members start each plan year with a certain number of dollar credits in their HCSA; throughout the year, those credits may be used to pay for certain medical, vision and dental expenses.  The credits can be used to top up existing group coverage by covering residual amounts on prescription drugs, eyeglasses and hearing aids or to pay for medical, vision and dental expenses that otherwise may not be covered under the group benefit plan.  Traditional health plan users pay premiums into a plan but do not see a return on money unless there is an issue with their health.  In addition, most plans are established so that monies deposited into a plan by an employee are non-transferable upon the employee’s change of employment.

H Pay services and infrastructure will enable insurance companies, governments and corporations to replace cash and cheque payments based on services and infrastructure provided by H Pay.  H Pay plans are to provide instant issuing services that enable corporations to issue and fund Pre-Paid Interac or credit card services to beneficiaries in real time.  The beneficiary will select a personal identification number (”PIN”) using an H Pay PIN and card activation terminal, thus gaining instant access to funds that can be reloaded by H Pay.

H Pay is in the process of developing a platform for processing and managing accounts and payment cards, including cardholder and customer account management, reconciliation and financial settlement, and customer reporting.

H Pay is in the process of developing software systems for the issuing of health payment cards and financial transaction processing services that will be fully managed by a data center.  Products and services will include:

●

Payment card issuance on behalf of issuing bank partners for customer-branded credit cards and Interac payment cards.  The cards will be issued with Canadian and United States access through Interac (Canada) and STAR (United States) ATM, as well as inter bank networks.

●

Payment processing and funds allocation on payment accounts through financial electronic data interchange, wire transfers, and the automatic clearing house (“ACH”), with a H Pay connection to a financial institution payment gateway and the United States  ACH network through an United States financial institution.

●

Enabling cardholders to select personal PIN using an H Pay PIN selection and card activation terminal.  These functions enable the end user to be issued an H Pay generated payment card at a customer’s office which is ready for immediate use.

●

Authorizing transactions based upon the business requirements of H Pay customers.

●

Monitoring for unusual transaction activities, fraud and compliance violations.

●

Providing management reports to customers and payment beneficiaries.

●

Customer support center for reporting lost or stolen cards and for answering cardholder inquiries.

Distribution Methods and Marketing Strategy

H Pay’s overall strategy is to finalize development of and market its health care payment cards and system.  H Pay will target enterprise-sized, public and private sector customers at the provincial and national levels.  We will seek opportunities with lead customers and alliance partners to establish referenceable, high-profile implementations and market-leading, early-adopter firms for further developing innovative products and services.  It designs solutions targeted towards corporate financial management, financial risk and audit management and cash management and will target product/service management as a support to financial management.

H Pay’s prime targets will be organizations that make a significant number of payments to individuals by way of cheques or serve individuals with limited or no access to bank accounts.  H Pay products will replace the usage of cheques for people who prefer electronic delivery of funds through a multi-functional Interac or major credit card and generate cost savings benefits and increased efficiencies for its clients.

H Pay intends to achieve service volume and the associated economies of scale through marketing directly to select target customers that provide the necessary transaction volumes, and through market specific channel partners.  The channel strategy is supported in the solution design, as multiple channel partners will require branding and H Pay fee charging/collection capabilities.

H Pay solutions will be sold through multi-tiered, value-added resellers.  For example, the H Pay Card solution may be provided by a subcontract to a leading vendor that rebrands and adds value to the solution.  The leading vendor in turn may form part of a larger professional services systems integration engagement with the customer.  One example of this approach is that a major bank may lead on selling the H Pay solution to medical insurance companies and the health care industry under the H Pay product brand.

H Pay has identified the following “channels” through which it will target prime end market customers:

●

Benefits managers/adjudicators, including insurance, health or outsources government benefits processors that manage benefits disbursement

●

Issuer banks, including H Pay partner banks that enable the issuance of H Pay cards

●

Application providers, including software manufacturers selling into the target vertical markets

●

Professional services, including consulting, development and implementation companies serving the target vertical markets

H Pay intends to establish several key customer reference accounts, channel marketing partners and technology alliances.  These corporate relationships are key to advance H Pay’s goals in 2008 and 2009 for achieving a prime position in the Canadian public sector and establishing a solid service foundation.

Competitive Business Conditions And The Small Business Issuer's Competitive Position In The Industry And Methods Of Competition

H Pay intends to offer a combination of products and services in its solution.  However, there are other providers of components or versions of the H Pay value proposition in the marketplace.  H Pay is taking a different approach by providing a high value add and robust capability within specific target markets, rather than the “one size fits all” and mass volume approach of the larger companies in the Canadian and international market.  The following are some of the leading providers of products and services that are or may be potential competitors in H Pay’s target markets:

Canadian Market:

●

Pay Linx Financial Corporation offers prepaid debit card payment solutions that integrate into the Interac and MasterCard financial networks in North America.  Pay Linx Financial Corporation is 27.0% owned by Royal Bank of Canada and provides services to Royal Bank of Canada for Canadian governments through QuickLinxTM, replacing cheque and voucher payments.

●

DirectCash Income Fund offers prepaid debit and credit cards and processes cash card transactions.  In addition, DirectCash Income Fund provides ATM and debit terminal transaction processing, sakes and maintenance.

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CardOne Plus Ltd. offers prepaid debit card products designed to support merchant specific programs, including card graphics and merchant account management.  These products are certified for acceptance on multiple card scheme and ATM networks.

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hyperWALLET Systems Inc. offers a product offering “flexible debit card payment solutions” through Alterna Savings, HSBC and the Credit Union Central of British Columbia, Canada.  It also offers pre-authorized debit, credit card, EFT and bill payment services.

●

NextWave Wireless Inc. is a joint venture between Money Mart and DataWave Systems Inc., established to provide card issuance solutions including prepaid debit and credit cards.  “Nextwave Titanium” prepaid cards issued by Money Mart support loading from Money Mart transactions, such as cheque cashing, bill payment and ATM cash withdrawal.

●

DataWave Systems Inc. provides prepaid card products for scheme cards as well as prepaid phone cards and prepaid wireless airtime.  It offers “instant activiation” through retail point of sale (“POS”) terminals.  DataWave Systems Inc is owned by InComm, a global provider of prepaid services.  DataWave Systems Inc. also powers the Peoples Trust Company’s card service initiative, “HorizonPlus”, which is the contracted provider of “Titanium” card services.

International Market:

●

Orbiscom Inc. is in an alliance with MasterCard to offer “custom use cards” that can be issued by MasterCard banks and provides for restricted authorizations (by merchant, merchant type or geography) as well as instant issuance.

●

Comdata Corporation offers “controlled spending solutions”, with enhanced authorization and “real time” transfer of funds to payees, including government program payments.

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Affiliated Computer Services Inc. (ACS) is penetrating the U.S. government benefits card issuance marketplace through MasterCArd prepaid cards that support “no fee” ATM cash withdrawals through participating ATM networks.  ACS provides these services for a range of governmental benefits programs.

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Metavante Corporation is owned by Marshall & Ilsley Corporation and provides a wide range of payments products and services.

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Blackhawk Network is owned by Safeway and is a provider of the “gift card mall”, which can be used at participating merchants only.  These cards are Visa, MasterCard or American Express branded and are activated at the POS.

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InComm is expanding its prepaid card services network “Fastcard” through an arrangement with Green Dot Corporation, which is a leading network of reloadable debit cards and processes for the MasterCard “repower” POS-based load network for prepaid cards.

Intangible Properties

When negotiating its arrangements with clients, H Pay will ensure that all rights to and ownership of its intellectual property remains with H Pay.  Source codes or other proprietary knowledge will be protected through agreements entered into between H Pay and its employees and contractors and additional high standards of confidentiality and protection of data are set by clients and regulatory authorities within the industry.

Intellectual Property And Patent Protection

At present, H Pay does not have any pending or registered patents or any trademarks.

Research And Development

To February 28, 2008, H Pay has expended $10,790 on research and development.

Employees

As of the Closing Date, H Pay has no full-time employees.  We anticipate that we will hire additional key staff throughout 2008 in areas of administration/accounting, business development, operations, sales/marketing, and research/development.

Reports to security holders

Sun World is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and files annual, quarterly and current reports, proxy statements and other documents with the SEC.  We also furnish our stockholders annual reports containing financial statements audited by our independent accountants and make available quarterly reports containing unaudited financial statements for each of the first three quarters of each fiscal year.  The public may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  We are an electronic filer, and the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers such as us that file electronically with the SEC.  The address of that site is www.sec.gov.

RISK FACTORS

Limited Operating History

We are in the early stages of development and face risks associated with a new company in a growth industry.  We may not successfully address these risks and uncertainties or successfully implement our operating strategies.  If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our common stock to the point investors may lose their entire investment.  Even if we accomplish these objectives, we may not generate positive cash flows or the profits we anticipate in the future.

H Pay has a limited operational history.  H Pay has never paid dividends and has no present intention to pay dividends.  H Pay is in the early commercialization stage of its business and therefore will be subject to the risks associated with early stage companies, including uncertainty of revenues, markets and profitability and the need to raise additional funding.  H Pay will be committing, and for the foreseeable future will continue to commit, significant financial resources to marketing, product development and research.  H Pay’s business and prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the early stage of development.  Such risks include the evolving and unpredictable nature of H Pay’s business, H Pay’s ability to anticipate and adapt to a developing market, acceptance by consumers of H Pay’s products and the ability to identify, attract and retain qualified personnel.  There can be no assurance that H Pay will be successful in doing what is necessary to address these risks.

We will need substantial additional financing in the future to continue operations

Our ability to continue present operations will be dependent upon our ability to obtain significant external funding.  Additional sources of funding have not been established.  We are exploring various financing alternatives.  There can be no assurance that we will be successful in securing such financing at acceptable terms, if at all.  If adequate funds are not available from the foregoing sources, or if we determine it to otherwise be in our best interests, we may consider additional strategic financing options, including sales of assets.

Key Personnel

The financial services technology industry involves a high degree of risk, which even a combination of experience, knowledge and careful evaluation may not be able to overcome.  The success of H Pay is dependent on the services of its senior management.  The experience of these individuals will be a factor contributing to H Pay’s continued success and growth.  The loss of one or more of its key employees could have a material adverse effect on H Pay's operations and business prospects.  In addition, H Pay's future success will depend in large part on its ability to attract and retain additional highly skilled technical, management, sales and marketing personnel.  There can be no assurance that H Pay will be successful in attracting and retaining such personnel and the failure to do so could have a material adverse effect on H Pay's business, operating results and financial condition.

Additional Financing Requirements

In order to accelerate H Pay's growth objectives, it will need to raise additional funds from lenders and equity markets in the future.  There can be no assurance that H Pay will be able to raise additional capital on commercially reasonable terms to finance its growth objectives.  The ability of H Pay to arrange such financing in the future will depend in part upon the prevailing capital market conditions as well as the business performance of H Pay.  There can be no assurance that H Pay will be successful in its efforts to arrange additional financing on terms satisfactory to H Pay.  If additional financing is raised by the issuance of shares of Common stock of H Pay, control of H Pay may change and shareholders may suffer additional dilution.

Protection of Intellectual Property

There can be no assurance that infringement or invalidity claims (or claims for indemnification resulting from infringement claims) will not be asserted or prosecuted against H Pay or that any such assertions or prosecutions will not materially adversely affect H Pay's business, financial condition or results of operations.  Irrespective of the validity or the successful assertion of such claims, H Pay could incur significant costs and diversion of resources with respect to the defense thereof which could have a material adverse affect on H Pay's business, financial condition or results of operations.  H Pay's performance and ability to compete are dependent to a significant degree on its proprietary technology.  There can be no assurance that the steps taken by H Pay will prevent misappropriation of its technology or that agreements entered into for that purpose will be enforceable.  The laws of other countries may afford H Pay little or no effective protection of its intellectual property.  H Pay may in the future also rely on technology licenses from third parties.  There can be no assurance that these third party licenses will be, or will continue to be, available to H Pay on commercially reasonable terms.  The loss of, or inability of H Pay to maintain, any of these technology licenses could result in delays in completing its product enhancements and new developments until equivalent technology could be identified, licensed, or developed and integrated.  Any such delays would materially adversely affect H Pay's business, results of operations and financial condition.

Competition

H Pay may not be able to compete successfully against current and future competitors, and the competitive pressures H Pay faces could harm its business and prospects.  Broadly speaking, the market for financial services technology is competitive.  There are other providers of components or versions of the Pay Linx value proposition in the marketplace.  Additionally, the level of competition is likely to increase as current competitors improve their product offerings and as new participants enter the market.  Many of H Pay's current and potential competitors have longer operating histories, larger customer bases, greater name and brand recognition and significantly greater financial, sales, marketing, technical and other resources than H Pay.

Additionally, these competitors have research and development capabilities that may allow them to develop new or improved products that may compete with products H Pay markets and distributes.  New technologies and the expansion of existing technologies may also increase competitive pressures on H Pay.  Increased competition may result in reduced operating margins as well as loss of market share.  This could result in decreased usage of H Pay's products and may have a material adverse affect on H Pay's business, financial condition and results of operations.

Implementation Delays

Most of H Pay's customers will be in a testing or preliminary stage of utilizing H Pay's products and may encounter delays or other problems in the introduction of H Pay's products.  A decision not to do so, or a delay in implementation, could result in a delay or loss of related revenue or could otherwise harm H Pay's businesses and prospects.  H Pay will not be able to predict when a customer that is in a testing or a preliminary use phase will adopt a broader use of H Pay's products.

Limited Customer Feedback Respecting Products

H Pay's revenue will depend on the number of customers who use H Pay's products.  Accordingly, the satisfactory design of H Pay's product is critical to H Pay's business, and any significant product design limitations or deficiencies could harm H Pay's business and market acceptance.  This limited feedback may not have resulted in an adequate assessment of customer requirements.  Therefore, the currently specified features and functionality of H Pay's product may not satisfy current or future customer demands.  Furthermore, even if H Pay identifies the feature set required by customers in H Pay's market, it may not be able to design and implement products incorporating features in a timely and efficient manner, if at all.

Developing Markets

The market for H Pay's product is relatively new and continues to evolve.  If the market for H Pay's product fails to develop and grow, or if H Pay's product does not gain market acceptance, H Pay's business and prospects will be harmed.

Our Ability To Keep Current With Technological Changes Impact On Our Ongoing Business

The financial services technology industry is susceptible to technological advances and the introduction of new products utilizing new technologies.  Further, the financial services technology industry is also subject to customer preferences and to competitive pressures which can, among other things, necessitate revisions in pricing strategies, price reductions and reduced profit margins.  The success of H Pay will depend on its ability to secure technological superiority in its product and maintain such superiority in the face of new products.  No assurances can be given that the product of H Pay will be commercially viable or that further modification or additional products will not be required in order to meet demands or to make changes necessitated by developments made by competitors which might render the product of H Pay less competitive, less marketable, or even obsolete over time.  The future success of H Pay will be influenced by its ability to continue to develop new competitive products.  There can be no assurance that research and development activities with respect to the development of new products and the improvement of its existing product will prove profitable, or that products or improvements resulting therefrom, if any, will be successfully produced and marketed.  The financial services technology industry is characterized by technological change, changes in user and customer requirements, new product introductions and new technologies and the emergence of new industry standards and practices that could render H Pay's technology obsolete or have a negative impact on sales margins H Pay's product may command.  H Pay's performance will depend, in part, on its ability to enhance its existing product, develop new proprietary technology that addresses the sophisticated and varied needs of its prospective customers and respond to technological advances and emerging industry standards and practices on a timely and cost-effective basis.  The development of technology entails significant technical and business risks.  There can be no assurance that H Pay will be successful in using new technologies effectively or adapting its product to customer requirements or emerging industry standards.

Strategic Alliances

H Pay's growth and marketing strategies are based, in part, on seeking out and forming strategic alliances and working relationships, as well as the performance of such strategic alliances and working relationships.  General criteria to be used to assess potential alliances include the following: industry expertise, reputation and market position, complementary technologies or products, and nature and adequacy of resources.

Resolution of Product Deficiencies

Difficulties in product design, performance and reliability could result in lost revenue, delays in customer acceptance of H Pay's products, and/or lawsuits, and would be detrimental, perhaps materially, to H Pay's market reputation.  Serious defects are frequently found during the period immediately following the introduction of new products or enhancements to existing products.  Undetected errors or performance problems may be discovered in the future.  Moreover, known errors which H Pay considers minor may be considered serious by its customers.  If H Pay's internal quality assurance testing or customer testing reveals performance issues and/or desirable feature enhancements, H Pay could postpone the development and release of updates or enhancements to its current product or the release of new products.  H Pay may not be able to successfully complete the development of planned or future products in a timely manner, or to adequately address product defects, which could harm H Pay's business and prospects.  In addition, product defects may expose H Pay to liability claims, for which H Pay may not have sufficient liability insurance.  A successful suit against H Pay could harm its business and financial condition.

Management of Growth

H Pay may be subject to growth-related risks including capacity constraints and pressure on its internal systems and controls.  H Pay's ability to manage its growth effectively will require it to continue to implement and improve its operational and financial systems and to expand, train and manage its employee base.  The inability of H Pay to deal with this growth could have a material adverse impact on its business, operations and prospects.  H Pay may experience growth in the number of its employees and the scope of its operating and financial systems, resulting in increased responsibilities for H Pay's personnel, the hiring of additional personnel and, in general, higher levels of operating expenses.  In order to manage its current operations and any future growth effectively, H Pay will also need to continue to implement and improve its operational, financial and management information systems and to hire, train, motivate, manage and retain its employees.  There can be no assurance that H Pay will be able to manage such growth effectively, that its management, personnel or systems will be adequate to support H Pay's operations or that H Pay will be able to achieve the increased levels of revenue commensurate with the increased levels of operating expenses associated with this growth.

Negative Cash Flow and Absence of Profits

H Pay has not earned any profits to date and there is no assurance that it will earn any profits in the future, or that profitability, if achieved, will be sustained.  A significant portion of H Pay's financial resources will continue to be directed to the development of its products and to marketing activities.  The success of H Pay will ultimately depend on its ability to generate revenues from its product sales, such that the business development and marketing activities may be financed by revenues from operations instead of external financing.

There is no assurance that future revenues will be sufficient to generate the required funds to continue such business development and marketing activities.

Conflicts of Interest

Certain proposed directors and officers of H Pay may become associated with other reporting issuers or other corporations which may give rise to conflicts of interest.  Directors who have a material interest or any person who is a party to a material contract or a proposed material contract with H Pay are required, subject to certain exceptions, to disclose that interest and generally abstain from voting on any resolution to approve the contract.  In addition, the directors are required to act honestly and in good faith with a view to the best interests of H Pay, as the case may be.  Certain of the directors have either other employment or other business or time restrictions placed on them and accordingly, these directors will only be able to devote part of their time to the affairs of H Pay.

No Key Man Insurance

H Pay does not currently have key man insurance in place in respect of any of its senior officers or personnel.

Acquisitions, investments and other strategic transactions could result in operating difficulties, dilution to our investors and other negative consequences

It is our current intention to engage in and evaluate a wide array of potential strategic transactions, including acquisitions of companies, businesses, intellectual properties, and other assets.  As of the date of filing of this Current Report we have not yet identified any such strategic transactions.  Any of these strategic transactions could be material to our financial condition and results of operations.  In our search for opportunities to engage in strategic transactions, we may not be successful in identifying suitable opportunities.  We may not be able to consummate potential acquisitions or investments or an acquisition or investment may not enhance our business or may decrease rather than increase our earnings.  In addition, the process of integrating an acquired company or business, or successfully exploiting acquired intellectual property or other assets, could divert a significant amount of our management’s time and focus and may create unforeseen operating difficulties and expenditures.  Additional risks we may face include:

•

The need to implement or remediate controls, procedures and policies appropriate for a public company in an acquired company that, prior to the acquisition, lacked these controls, procedures and policies;

•

Cultural challenges associated with integrating employees from an acquired company or business into our organization;

•

Retaining key employees from the businesses we acquire, and

•

The need to integrate an acquired company’s accounting, management information, human resource and other administrative systems to permit effective management.

Future acquisitions and investments could involve the issuance of our equity securities, potentially diluting our existing stockholders, the incurrence of debt, contingent liabilities or amortization expenses, write-offs of goodwill, intangibles, or acquired in-process technology, or other increased expenses, any of which could harm our financial condition.  Our stockholders may not have the opportunity to review, vote on or evaluate future acquisitions or investments.

Fluctuations in Quarterly Operating Results Lead to Unpredictability of Revenue and Earnings

The timing of the release of health care payments processing products and services can cause material quarterly revenue and earnings fluctuations.  A significant portion of revenue in any quarter may be derived from sales of products and services introduced in that quarter or established in the immediately preceding quarter.  If we are unable to begin to generate sales of products and services during the scheduled quarter, our revenue and earnings will be negatively affected in that period.  Quarterly operating results also may be materially impacted by factors, including the level of market acceptance or demand for health payment processing products and services and the level of development and/or promotion expenses for health payment processing products and services.  Consequently, if net revenue in a period is below expectations, our operating results and financial position in that period are likely to be negatively affected, as has occurred in the past.

Risks Related to our Securities

Our common stock may be affected by limited trading volume and may fluctuate significantly

There has been no public market for our common stock and there can be no assurance an active trading market for our common stock will develop.  This could adversely affect our shareholders’ ability to sell our common stock in short time periods or possibly at all.  Our stock price could fluctuate significantly in the future based upon any number of factors such as: general stock market trends; announcements of developments related to our business; fluctuations in our operating results; announcements of technological innovations, new products or enhancements by us or our competitors; general conditions in the markets we serve; general conditions in the U.S. or world economy; developments in patents or other intellectual property rights; the performance of our eligible portfolio companies; and developments in our relationships with our customers and suppliers. Substantial fluctuations in our stock price could significantly reduce the price of our stock.

Our common stock is traded on the "Over-the-Counter Bulletin Board," which may make it more difficult for investors to resell their shares due to suitability requirements

Our common stock is currently quoted for trading on Over the Counter Bulletin Board (OTCBB) under the symbol SUWO.OB where we expect it to remain in the foreseeable future.  Broker-dealers often decline to trade in OTCBB stocks given the market for such securities are often limited, the stocks are more volatile, and the risk to investors is greater.  These factors may reduce the potential market for our common stock by reducing the number of potential investors.  This may make it more difficult for investors in our common stock to sell shares to third parties or to otherwise dispose of their shares.  This could cause our stock price to decline.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Plan Of Operation

Over the next twelve months, we plan to:

(a)	Raise additional capital to execute our business plans.

(b)	To penetrate the health payment processing market in Canada, and worldwide, by continuing to develop innovative health payment processing products and services.

(c)	Build up a network of strategic alliances with several types of health insurance companies, governments and other alliances in various vertical markets.

(d)	Fill the positions of senior management sales, administrative and engineering positions.

Cash Requirements

For the next twelve months and given that we meet our forecasted revenues, we plan to expend a total of approximately $1,020,000in implementing our business plan of development and marketing of health payment processing products and services.  In addition, we estimate our operating expenses and working capital requirements for the next twelve months as follows:

Estimated Expenses
General and Administrative	$$250,000
Sales and Marketing	$$185,000
Research and Development	$$215,000
Operations	$270,000
Professional Services	$100,000
Total	$$1,020,000

Our estimated expenses over the next twelve months are broken down as follows:

1.	General Administration. We anticipate spending approximately $250,000 on general and administration costs in the next twelve months.

2.

Sales and Marketing.  We anticipate that we may spend up to $185,000 in the next twelve months in the sales and marketing of our health care payment processing services and products.  This amount reflects our commitment to invest in promotional activities for our future products.

3.

Research and Development. We anticipate spending approximately $215,000 on research and development.  We plan to employ a number of programmers to expedite the development of our health care payment processing services and products.

4.	Operations. We anticipate that we may spend up to $270,000 in the next twelve months in the operations of the Company.

5.	Professional Services. We anticipate that we may spend up to $100,000 in the next twelve months in professional services.

H Pay Summary Financial Information

We intend to provide audited financial statements to May 30, 2008 for H Pay and Pro forma financial statements within 71 days as required.

Liquidity and Capital Resources

As of May 31, 2008, Sun World’s cash balance is approximately $86,811.  H Pay does not have any cash on hand and we will be required to raise capital to fund the operations of H Pay.  Sun World cash on hand is currently our only source of liquidity.  Our ability of to meet our financial liabilities and commitments is primarily dependent upon the continued issuance of equity to new shareholders, and our ability to achieve and maintain profitable operations.  Management believes that our Company's cash and cash equivalents will not be sufficient to meet our working capital requirements for the next twelve month period.   We will not initially have any cash flow from operating activities as we are in the development stage with H Pay.   We project that we will require an estimated additional $1,020,000 over the next twelve month period to fund our operating cash shortfall.  Our Company plans to raise the capital required to satisfy our immediate short-term needs and additional capital required to meet our estimated funding requirements for the next twelve months primarily through the private placement of our equity securities or by way of loans or such other means as the Company may determine.  There are no assurances that we will be able to obtain funds required for our continued operations.  There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms.  If we are not able to obtain the additional financing on a timely basis, we will not be able to meet our other obligations as they become due and we will be forced to scale down or perhaps even cease the operation of our business.

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon obtaining further long-term financing, successful and sufficient market acceptance of our products and achieving a profitable level of operations.  The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders.  Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

Off-balance Sheet Arrangements

We have no off-balance sheet arrangements.

Critical Accounting Policies

We have identified certain accounting policies, described below, that are the most important to the portrayal of our current financial condition and results of operations.

Revenue recognition

The Company recognizes revenue in accordance with the provision of the Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 104 which establishes guidance in applying generally accepted accounting principles to revenue recognition in financial statements.  SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) the price to the buyer is fixed and determinable; and (4) collectability is reasonably assured.

Research and development

All costs of research and development activities are expensed as incurred.

Description of Property

The Company presently leases approximately 450 square feet of shared commercial office space in Calgary, Alberta.  The term of this lease is month to month and is currently provided free of charge to the Company.  The Company is currently planning to use this space until such a time that Management has fully evaluated the square footage that it needs on a go forward basis.  At that time, the company will secure a longer-term arrangement at a different, non-shared, location in the Calgary area.

OWNERSHIP OF SUN WORLD COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of June 10, 2008, the shares of Sun World Common Stock beneficially owned by each director (including each nominee), by each of the executive officers and by all directors and executive officers as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Tom Zapatinas 3212 – 14 Avenue SW Calgary, Alberta T3C 0X3 President, Secretary and Director	9,000,000 common shares held directly	57.14%
Common	Ron Lizee(2) #202, 3550 Taylor Street East Saskatoon, Saskatchewan S7H 5H9 Chief Financial Officer and Directors	100,000 common shares held indirectly	0.63%

Common		All Officers and Directors as a group	Common shares	57.77%
Notes
	(1)	Based upon 15,750,000 issued and outstanding shares of common stock as of June 10, 2008.
	(2)	These shares are held by Mr. Lizee’s wife, Johanne Lizee. Mr. Lizee disclaims any voting power or beneficial ownership.

OWNERSHIP OF SUN WORLD COMMON STOCK BY 5% SHAREHOLDERS

The following table sets forth information, as of June 10, 2008, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% shareholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Tom Zapatinas 3212 – 14 Avenue SW Calgary, Alberta T3C 0X3 President, Secretary and Director	9,000,000 common shares held directly	57.14%%
Common	Spyros Tsoukalis Grammatikou Mesologiou Aitoloakarnanias Greece T.K. 30015	825,000 common shares held directly	5.23%
Common	Elias Tsoukalis Grammatikou Mesologiou Aitoloakarnanias Greece T.K. 30015	813,033 common shares held directly	5.16%
Notes
(1)	Based upon 15,750,000 issued and outstanding shares of common stock as of June 10, 2008.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth information regarding our current executive officers and directors:

			Served as a
			Director and/or
Name	Age	Position with the Company	Officer Since
Tom Zapatinas	53	President, Chief Executive Officer, Secretary & Director	Director since January 9, 2007 Officer since January 25, 2008

Ron Lizee	50	Chief Financial Officer & Director	Director and Officer since January 25, 2008

Ms. Kimberly Coonfer and Mr. Greg Coonfer, directors at the time of the closing of the acquisition, did not stand for reelection at our annual general meeting held on June 16, 2008.  Their resignations were a condition of the closing of the acquisition of H Pay.

Tom Zapatinas, President, Secretary, Chief Executive Officer and Member of the Board of Directors

On January 9, 2007, Tom Zapatinas was elected to the Board of Directors of the Issuer.  Mr. Zapatinas has been a self employed business consultant since August, 1997.  In June of 1998, Mr. Zapatinas founded Prolific Smart Card Software Systems Inc. which became a reporting issuer on the TSX Venture Exchange in Canada.  Mr. Zapatinas resigned from Prolific in May 29, 2001, to go back to his consulting practice.  He brings experience in financing, corporate development and mergers and acquisitions.

Mr. Zapatinas is not an officer or director of any other reporting company that files annual, quarterly or period reports with the United States Securities and Exchange Commission.

Ron Lizee, Treasurer, Chief Financial Officer and Member of the Board of Directors

On January 25, 2008, Sun World Partners, Inc. appointed Mr. Ron Lizee as a member of its Board of Directors.  Mr. Lizee was also named as Chief Financial Officer of Sun World Partners, Inc.  Mr. Lizee is a Director of Acrongenomics Inc. as well as the Chief Financial Officer/Treasurer.  Mr. Lizee is the owner/operator of Lizee Gauthier, Certified General Accountants where he has practiced since 1982.  Mr Lizee has over 25 years experience in the fields of tax, accounting and auditing.  He graduated from the University of Saskatchewan in 1981 with a B.Comm, Accounting and gained his CGA in 1987, and CFP in 1993.  Mr Lizee has experience in financial management within public companies having served as a director and CFO during 1995 to 1999 and he is the owner and CEO of a franchise chain operating in several Canadian provinces.

Mr. Lizee is an officer and director of Acrongenomics, Inc. a U.S. Securities and Exchange Commission (“SEC”) reporting issuer.  He is not a director or officer of any other SEC reporting issuers.

Family Relationships

None

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.

 any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.

 any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

 being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION TABLE

The following table sets forth the total compensation paid or accrued to Sun World’s named executive officers, as that term is defined in Item 402(a)(2) of Regulation S-B, and to our directors, during the fiscal years ended May 31, 2007 and 2006.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Kimberley Coonfer, President & CEO (1) Director	2007	$5,278	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Kimberley Coonfer, President & CEO Director (former President)	2006	$9,667	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Notes

(1)

Kimberley Coonfer resigned from her positions as officer on January 25, 2008 and did not stand for re-election as director of our Company at the Annual General Meeting of the Shareholders held on June 16, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of our latest fiscal year end May 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Kimberley Coonfer	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Greg Coonfer	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Shawn Thorburn	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Tom Zapatinas	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors.  We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

As of the end of the fiscal year 2007, we had no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Stock Options/SAR Grants

There were no grants of stock options or stock appreciation rights to any officers, directors, consultants or employees of our company during the fiscal year ended May 31, 2007.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Values

There were no stock options outstanding as at May 31, 2007.

Directors Compensation

We reimburse our directors for expenses incurred in connection with attending board meetings but did not pay director's fees or other cash compensation for services rendered as a director in the year ended May 31, 2007.  We have no present formal plan for compensating our directors for their service in their capacity as directors, although in the future, such directors are expected to receive compensation and options to purchase shares of common stock as awarded by our board of directors or (as to future options) a compensation committee which may be established in the future.  Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.  The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director.  Other than indicated in this annual report, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

Report on Executive Compensation

Our compensation program for our executive officers is administered and reviewed by our board of directors.  Historically, executive compensation consists of salary only.  Individual compensation levels are designed to reflect individual responsibilities, performance and experience, as well as the performance of our Company.

 EQUITY COMPENSATION PLAN INFORMATION AS AT MAY 31, 2007

Number of securities
remaining available for
	Number of securities to	Weighted-average	issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	Nil	N/A	N/A
Equity Compensation Plans not approved by security holders	Nil	N/A	N/A
Total	Nil	N/A	N/A

Employment Contracts

Other than as described below, we are not party to any employment contracts with our officers and directors.

DIRECTOR INDEPENDENCE

The Company does not currently have any directors that would fit the independence requirements of the rules and regulations of the SEC.

Except as disclosed below and including the acquisition of H Pay which is described in this filing, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

On May 31, 2005, we entered into a share exchange agreement with Tiempo de Mexico Ltd. (“referred to in this prospectus as “Tiempo”) a company incorporated pursuant to the laws of the Province of Alberta, Canada, with operations in Calgary, Alberta, Canada.  Tiempo was a company with common directors and officers with Sun World.  We issued a total of 3,750,000 shares to a deemed price of $0.001 per common share to Kimberley Coonfer who was a related party at the time of the transaction.

Board Meetings and Committees

Our board of directors held no formal meetings during the twelve (12) month period ended May 31, 2007.  All proceedings of the board of directors were conducted by resolutions consented to in writing by the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and the by-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.  The board of directors acted by unanimous written consent resolution two (2) times during the twelve (12) month period ended May 31, 2007.

We do not have standing audit, nominating or compensation committees, or committees performing similar functions.  Our board of directors believe that it is not necessary to have standing audit, nominating or compensation committees at this time because the functions of such committees are adequately performed by our board of directors.  The directors who perform the functions of auditing, nominating and compensation committees are not independent because they are also officers of our company.

Legal Proceedings

We are not aware of any legal proceedings in which any director or officer, any proposed director or officer or any owner of record or beneficial owner of more than 5% of any class of voting securities of our company, or any affiliate of any such director or officer, proposed director or officer or security holder, is a party adverse to our company or has a material interest adverse to our company.

DESCRIPTION OF SECURITIES

As of June 10, 2008, our authorized capital stock consists of 75,000,000 shares of common stock with a par value of $0.001..  As of June 10, 2008, 15,750,000 shares of our common stock were issued and outstanding.

Common Stock

The holders of outstanding shares of our common stock are entitled to receive dividends out of assets legally available at times and in amounts as our board of directors may determine.  Each stockholder is entitled to one vote for each share of our common stock held on all matters submitted to a vote of the stockholders.  Cumulative voting is not provided for in our by-laws, or any amendments thereto, which means that the majority of the shares voted can elect all of the directors then standing for election.  Our common stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock.  There are no sinking fund provisions applicable to our common stock.  The outstanding shares of our common stock are fully paid and non-assessable.

Preferred Stock

We are not authorized to issue preferred stock.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common shares are quoted for trading on the OTC Bulletin Board under the symbol “SUWO.”

As of June 10, 2008, we have 49 registered stockholders and 15,750,000 shares issued and outstanding.

Holladay Stock Transfer, Inc., 2939 North 67th Place, Scottsdale, Arizona 85251 (Telephone:  480.481-3940; Facsimile:  480.481.3941) is the registrar and transfer agent for our common shares.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future.  Our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time.  All shares of our common stock are entitled to an equal share of any dividends declared and paid.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

RECENT SALES OF UNREGISTERED SECURITIES

On June 6, 2008, we issued 12,000,000 shares of our common stock to 7 investors pursuant to the terms of the Acquisition Agreement with H Pay.  The shares were issued to the sole H Pay Stockholders pursuant to Regulation S of the Securities Act of 1933.

The shares were issued under the Regulation S exemption in compliance with the exemption from the registration requirements found in Regulation S promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933.  The offer and sale to the purchasers was made in an offshore transaction as defined by Rule 902(h).  No directed selling efforts were made in the U.S. as defined in Rule 902(c).  The offer and sale to the purchasers was not made to a U.S. person or for the account or benefit of a U.S. person.  The following conditions were present in the offer and sale:  a) The purchaser of the securities certified that it is not a U.S. person and did not acquire the shares for the account or benefit of any U.S. person; b) The purchaser has agreed to resell the securities only in compliance with Regulation S pursuant to a registration under the Securities Act, or pursuant to an applicable exemption from registration; and has agreed not to engage in hedging transactions with regard to the securities unless in compliance with the Securities Act; c) The purchaser has acknowledged and agreed with the Company that the Company shall refuse registration of any transfer of the securities unless made in accordance with Regulation S, pursuant to a registration statement under the Securities Act, or pursuant to an applicable exemption from registration and; d) The purchaser has represented that it is acquiring the shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the shares in violation of the United States federal securities laws. Neither the Company nor any person acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.  The shares sold are restricted securities and the certificates representing these shares have been affixed with a standard restrictive legend, which states that the securities cannot be sold without registration under the Securities Act of 1933 or an exemption there from.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Company is incorporated under the laws of the State of Nevada.  Section 78.7502 of the Nevada Revised Statutes provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 78.7502 further provides a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding as referred to above, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 78.751 of the Nevada Revised Statutes provides that discretionary indemnification under Section 78.7502 unless ordered by a court or advanced pursuant to subsection 2 of section 78.751, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances.  The determination must be made:

- By the stockholders;

- By the board of directors by majority vote of a quorum consisting of directors - who were not parties to the action, suit or proceeding;

- If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

- If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to section 78.751:

-

does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to section 78.7502 or for the advancement of expenses made pursuant to subsection 2 of section 78.751, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action;

-

continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Our Bylaws provide for the indemnification of our directors to the fullest extent permitted under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered in connection with acting as directors of our Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of our company under Nevada law or otherwise, we have been advised the opinion of the Securities and Exchange Commission is that such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event a claim for indemnification against such liabilities (other than payment by us for expenses incurred or paid by a director, officer or controlling person of our company in successful defense of any action, suit, or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question of whether such indemnification by it is against public policy in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

Item 5.01  Changes in Control of Registrant.

The disclosure under Item 2.01 and 5.02 of this current report on Form 8-K is hereby incorporated by reference.  Other than the transactions and agreements disclosed in this Form 8-K, the Company knows of no arrangements which may result in a change in control of the Registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

The disclosure under Item 5.02 of this current report on Form 8-K, is incorporated by reference to our Form 8-K filed with the SEC on January 30, 2008.

Further, on June 16, 2008 at the Annual Meeting of the Company, Kimberley Coonfer and Greg Coonfer did not stand for re-election as directors of the Company.

Item 9.01 Financial Statements and Exhibits.

We will file the required audited financial statements of H Pay Card Inc. and the pro-forma financial statements of Sun World after giving effect to the acquisition of H Pay Card Inc. as required by the SEC within 71 days from the date of the closing of the acquisition of H Pay which occurred on May 30, 2008.

(c)	Exhibits

Exhibit	Description of Exhibit
Number
10.1	Incorporated by reference to the Exhibits attached to the Corporation's Form 8-K filed with the SEC on May 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN WORLD PARTNERS INC.

By:	/s/ Tom Zapatinas
Tom Zapatinas
Chief Executive Officer

Date:  June 20, 2008